UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2024

Performant Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35628	20-0484934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 South Pine Island Road,
Plantation, FL 33324
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (925)  960-4800

N/A
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.0001 per share	PFMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Performant Financial Corporation (the “Company”) was held on June 18, 2024 at 2:00 PM, EDT, at the Courtyard Fort Lauderdale Weston located at 2000 N Commerce Parkway, Weston, Florida 33326. A total of 65,672,524 shares of the Company’s common stock were present in person or by proxy at the Annual Meeting, representing 85.38% of the total number of shares outstanding and entitled to vote at the meeting.

The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each proposal considered at the Annual Meeting is as follows:

Proposal No. 1 – Election of Directors

The Company's stockholders elected two Class III directors to serve until the 2027 Annual Meeting of Stockholders or until their successors are elected and qualified:

Nominee:	For	Withheld	Broker Non-Votes
Lisa C. Im	53,758,522	6,117,226	5,796,776
Bradley M. Fluegel	54,685,028	5,190,720	5,796,776

Proposal No. 2 – Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2024

The Company’s stockholders ratified the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
63,334,303	339,844	1,998,337	0

Proposal No. 3 – Approval of the Amendment and Restatement of Our Amended and Restated 2012 Stock Incentive Plan

The Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated 2012 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
56,684,379	1,196,522	1,994,847	5,796,776

Proposal No. 4 – Approval of Our 2024 Employee Stock Purchase Plan

The Company’s stockholders approved the adoption of the Company’s 2024 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
57,286,101	594,850	1,994,797	5,796,776

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2024

PERFORMANT FINANCIAL CORPORATION

By:	/s/Simeon Kohl
Simeon Kohl
Chief Executive Officer